SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(x )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(x )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                            Genesco  Inc.

            (Name of Registrant as Specified In Its Charter)

                            Genesco Inc.

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                              GENESCO INC.
P           Proxy Solicited on Behalf of the Board of Directors of
R              the Company for Annual Meeting June 26, 1996
O
X        The undersigned hereby constitutes and appoints David M. Chamberlain,
Y Harry D. Garber, and W. Lipscomb Davis, Jr. and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of GENESCO INC. to be held on June 26, 1996, and at any adjournments thereof, on all matters coming before said meeting.

                        CHANGE OF ADDRESS: (Comments)

                   -------------------------------------------

                   -------------------------------------------

                   -------------------------------------------

                   -------------------------------------------
                   (If you have written in the above space, please mark in the corresponding box on the reverse side of this card)

You are encouraged to specify your choice by marking the appropriate boxes, SEE REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations, though you must sign and return this card if you wish your shares to be voted.

                                                            SEE REVERSE
                                                               SIDE

[X] Please mark your
    votes as in this
    example.

       This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each of the proposals referred to below.

            The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

                     FOR         WITHHELD
1. Election of       [ ]           [ ]      Nominees: D.M. Chamberlain, W.L.
   Directors                                Davis, Jr., J. Diebold, R.H. Evans,
                                            H.D. Garber, K. Mason, J.C. Gordon,
                                            W.A. Williamson, Jr. and W.S.
                                            Wire II.

                           FOR       AGAINST       ABSTAIN
2. Approval of             [ ]         [ ]           [ ]
   Independent
   Accountants



3. Approval of Genesco     [ ]         [ ]          [ ]
   1996 Stock Incentive
   Plan.

For, except vote withheld from the following nominee(s) as indicated below:

___________________________________


Change of
Address/            [  ]
Comments on
Reverse Side



SIGNATURE(S)____________________  DATE _________   By signing, you revoke all
                                                   proxies heretofore given.

NOTE: Please sign exactly as name appears hereon.       PLEASE MARK, SIGN, DATE
Joint owners should each sign. When signing as          AND RETURN THIS PROXY
attorney, executor, administrator, trustee or           CARD PROMPTLY USING THE
guardian, please give full title as such. If signer     ENCLOSED ENVELOPE.
is a corporation, please sign full corporate name by duly authorized officer.